UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 5, 2012

Immunomedics, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-12104	61-1009366
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 The American Road, Morris Plains, New Jersey	07950
(Address of Principal Executive Offices)	(Zip Code)

(973) 605-8200
(Registrant's telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders (the “Annual Meeting”) for Immunomedics, Inc. (the “Company”) was held at the Company’s headquarters, 300 The American Road, Morris Plains, New Jersey, on Wednesday, December 5, 2012. At the Annual Meeting, the following matters were submitted to a vote of stockholders:

•	the election of seven (7) directors to serve until the 2013 Annual Meeting of Stockholders, or until their respective successors shall have been duly elected and qualified;

•	the advisory (non-binding) vote on executive compensation;

•
the approval of the Company’s amended and restated Certificate of Incorporation, which is being amended and restated to increase the maximum number of authorized shares of the Company’s stock from 120,000,000 shares to 145,000,000 shares; and

•	the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending June 30, 2013.

At the close of business on October 10, 2012, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were 75,692,548 shares of the Company’s common stock, outstanding and entitled to vote at the Annual Meeting. The holders of 67,362,598 shares of the Company’s common stock were represented in person or by proxy at the Annual Meeting, constituting a quorum.

The votes with respect to the election of the director nominees were as follows:

Name	For	Against	Abstain	Broker Non-Votes
David M. Goldenberg	31,972,533 Shares	4,826,273 Shares	189,025 Shares	30,374,767 Shares
Cynthia L. Sullivan	32,634,949 Shares	4,152,402 Shares	200,480 Shares	30,374,767 Shares
Morton Coleman	32,391,117 Shares	4,519,095 Shares	77,619 Shares	30,374,767 Shares
Marcella LoCastro	32,891,943 Shares	4,017,870 Shares	78,018 Shares	30,374,767 Shares
Brian A. Markison	32,946,059 Shares	3,963,303 Shares	78,469 Shares	30,374,767 Shares
Mary E. Paetzold	32,934,449 Shares	3,975,263 Shares	78,119 Shares	30,374,767 Shares
Don C. Stark	33,129,768 Shares	3,781,346 Shares	76,717 Shares	30,374,767 Shares

The non-binding advisory votes with respect to executive compensation were as follows:

For	Against	Abstain	Broker Non-Votes
32,379,440 Shares	4,511,453 Shares	96,938 Shares	30,374,767 Shares

The votes with respect to the approval of the Company’s amended and restated Certificate of Incorporation were as follows:

For	Against	Abstain	Broker Non-Votes
57,821,939 Shares	7,057,851 Shares	2,482,808 Shares	0 Shares

With respect to the ratification of the Company’s appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending June 30, 2013, the votes were as follows:

For	Against	Abstain	Broker Non-Votes
60,360,539 Shares	4,685,872 Shares	2,316,187 Shares	0 Shares

The foregoing votes reflect that all of the director nominees were elected, the executive compensation was approved by non-binding advisory votes, the Company’s amended and restated Certificate of Incorporation was approved, and Ernst & Young LLP was ratified as the Company’s independent registered public accounting firm for the year ending June 30, 2013.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation, dated December 5, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNOMEDICS, INC.

By:	/s/ Cynthia L. Sullivan
Name:	Cynthia L. Sullivan
Title:	President and Chief Executive Officer

Dated:  December 6, 2012